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NYSE American | PMNT

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APRIL 2024

IMPORTANT CAUTIONS REGARDING FORWARD LOOKING STATEMENTS

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This presentation contains "forward-looking statements." Forward-looking statements reflect the current view about future events. When used in this presentation, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation:

- Our expectations regarding our revenue, expenses, profitability and other operating results,
- Growth rates of the markets in which we compete,
- Costs and effectiveness of our marketing efforts, as well as our ability to promote our brand,
- Our ability to provide quality products that are acceptable to our customers.
- Our reliance on key personnel and our ability to identify, recruit, and retain skilled personnel,
- Our ability to effectively manage our growth, including offering new product categories and any international expansion;
- Our ability to maintain the security and availability of our software;
- Our ability to protect our intellectual property rights and avoid disputes in connection with the use of intellectual property rights of others;
- Our ability to protect our users' information and comply with growing and evolving data privacy laws and regulations;
- Future investments in our business, our anticipated capital expenditures, and our estimates regarding our capital requirements;
- Our ability to compete effectively with existing competitors and new market entrants; and
- Our success at managing the risks involved in the foregoing.

Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Market data and certain industry data and forecasts used throughout this presentation were obtained from internal company surveys, market research, consultant surveys, publicly available information, reports of governmental agencies and industry publications, articles and surveys. Industry surveys, publications, consultant surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable, but the accuracy and completeness of such information is not guaranteed. We have not independently verified any of the data from third party sources, nor have we ascertained the underlying economic assumptions relied upon therein. Similarly, internal surveys, industry forecasts and market research, which we believe to be reliable based on our management's knowledge of the industry, have not been independently verified. Forecasts are particularly likely to be inaccurate, especially over long periods of time. Statements as to our market position are based on the most currently available data.

While we are not aware of any misstatements regarding the industry data presented in this presentation, our estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading "risk factors" " in the final prospectus for our initial public offering and in our Form 10-Q for the quarter ended December 31, 2023, filed with the Securities and Exchange Commission. Among other items, certain of the market research included in this presentation was published prior to the COVID-19 pandemic and did not anticipate the virus or the impact it has caused on our industry. We have utilized this pre-pandemic market research in the absence of updated sources. These and other factors could cause results to differ materially from those expressed in the projections and estimates made by the independent third parties and us.

You should read carefully our "special note regarding forward-looking statements," "market and industry data" and the factors described in the "risk factors" section of the final prospectus for our initial public offering and in our Form 10-Q for the quarter ended December 31, 2023, filed with the Securities and Exchange Commission. Any forward-looking statements contained in this presentation are made as of April 12, 2024, and are based on information currently available to us. We undertake no duty to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

All trademarks and trade names referred to in this presentation are the property of their respective owners.

KEY STATS (NYSE American: PMNT)

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Stock Price *4/12/24*	*$3.20*
Average Volume *(45 Days)*	*21K*
Common Shares Outstanding/Fully Diluted	*15.7/17.7M*
Market Cap.	*$50.1M*
Public Float, *est.*[1]	*10M*
Institutional Holdings, *est.*[2]	*~10%*
Insider Holdings, *est.*	*24.7%*
Employees *(full-time)*	*35*
Incorporated	*2021*
Fiscal Year End	*Mar. 31*

Fiscal Year 2023 ends March 31, 2023.
mrq = most recent quarter as of December 31, 2023.

Data sources: IPREO, Yahoo! Finance, Form 10-Q for quarter ended December 31, 2023, and company estimates.

Revenue, *9-Months @ 12/31/23*	*$19.6M*
Wholesale Revenue, *mrq*	*$9.0M*
eCommerce Revenue, *mrq*	*$3.8M*
Gross Profit, *mrq*	*$4.9M*
Net Income, *mrq*	*$1.2M*
Pro Forma Cash, *mrq*[3]	*$9.8M*
Pro Forma Total Assets, *mrq*[3]	*$18.6M*
Pro Forma Total Debt, *mrq*[3]	*$0.0M*
Pro Forma Total Liabilities, *mrq*[3]	*$6.6M*
Pro Forma Total Liabilities & Shareholder's Equity, *mrq*[3]	*$18.6M*

1) Public float = Based on shares outstanding as of Mar. 20, 2024. The company's float is a measure of the number of shares available for trading by the public. It is calculated by taking the number of issued and outstanding shares minus any restricted stock, which may not be publicly traded.
2) Institutional holdings percentage based on company's estimates.
3) Pro forma figures includes net proceeds from the company's initial public offering (IPO) on February 8, 2024 that totaled $9.8 million, and included the conversion of all long-term debt into equity.

Revenue



ANNUAL
USD Millions
Wholesale
eCommerce
55% CAGR
FY21-FY23
$9.7
$5.6
$4.1
$16.4
$8.5
$8.0
$23.4
$14.9
$8.6
FY21
FY22
FY23
Fiscal Years Ended March 31
9-MONTH
USD Millions
Wholesale
eCommerce
$19.4
$14.9
$4.5
$19.6
$13.8
$5.8
9M-FY23
9M-FY24
9-Months Ended Dec. 31

eCommerce sales up **28%** to record **$5.8M** for fiscal 9M 2024. Decline in wholesale part of industry-wide trend last year that is now recovering.

WHO WE ARE

A GLOBAL HIGH-END LIFESTYLE BRAND

AT THE INTERSECTION

OF LUXURY & TECHNICAL SKIWEAR

WE EXIST TO INSPIRE A

SHARED *PERFECT MOMENT*

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ski

OUR HISTORY – A BRAND BORN IN THE FRENCH ALPS

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1984

Founded in Chamonix in 1984 by professional skier & extreme sports filmmaker, Thierry Donard.

2012

Perfect Moment brand acquired and relaunched by Jane & Max Gottschalk.





2015

Launched new brand identity.

Wholesale expands to include retailers like Harrods and Selfridges.

2016

Launched new summer capsule of Swimwear & Activewear.



OUR TRANSFORMATION INTO A LUXURY SKI LIFESTYLE BRAND

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2019

Perfect Moment launches **first Lifestyle/Outerwear collection** & collaboration with Goop.



Miranda Kerr

2021



Nick Jonas & Priyanka Chopra become brand ambassadors & shareholders.

2022

BOSS collaboration #MomentMakers combined with #BeYourOwnBoss.



HUGO BOSS

2023



SOHO HOUSE

Perfect Moment signs global partnership with **Soho House.**

2024

NYSE American Exchange IPO.

February 7, 2024

NYSE AMERICAN™

OUR PRODUCT ICONS

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Our sales are approximately equally split between these three product categories.



JACKETS



KNITWEAR


ski
SKI

PANTS/SUITS



ROOTED & FOCUSED IN SKI...

Ski ▶ Après ▶ Chalet ▶ Lifestyle








PARKING

...EXPANDING INTO APRÈS, CHALET & LIFESTYLE

Smaller Market / Seasonal / Lower Margins ⟷ Larger Market / All Seasons / Higher Margins

HIGH-GROWTH GLOBAL MARKETS



LUXURY SKI APPAREL MARKET

Global - USD Millions[1]



$1.5B
$2.3B
7.1%
CAGR
2024
2031

LUXURY OUTERWEAR MARKET

Global - USD Millions[2]



$15.9B
$23.8B
7.0%
CAGR
2024
2031

1) Global Research and Insights, Feb. 2024. 2) Absolute Market Research & Advisory Market Growth Reports, Feb. 2024

WE ARE WELL POSITIONED TO CAPITALIZE ON OPPORTUNITIES IN THE LARGER LUXURY OUTERWEAR MARKET

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LUXURY SKI APPAREL MARKET


1.5%
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2023 Market Share Est.

$1.5B Global Market[1]

10x Market Size

LUXURY OUTERWEAR MARKET


0.15%
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2023 Market Share Est.

$15.9B Global Market[2]

Perfect Moment has Significant Headroom in Both Global Luxury Ski Apparel & Global Luxury Outerwear Markets

1) Global Research and Insights, Feb. 2024. Estimated Global Market for Luxury Ski Apparel in 2024. 2) Absolute Market Research & Advisory Market Growth Reports, Feb. 2024 for year of 2024, projected.

GLOBAL BRAND WITH PREMIER RETAILER ACCOUNTS

GLOBAL FOOTPRINT WITH U.S. AT ITS CORE


9M FY2024
Geographical
Revenue
Mix
U.S.
42%
Europe
35%
UK
18%
ROW
5%

~170 PRESTIGIOUS RETAILER (WHOLESALE) ACCOUNTS CREATING HIGH BRAND AWARENESS

SELFRIDGES&Co Harrods GORSUCH

MATCHESFASHION NET-A-PORTER

REVOLVE BANDIER

FARFETCH Browns MYTHERESA

LUISAVIAROMA Neiman Marcus

FWRD Saks Fifth Avenue shopbop

HOLT RENFREW FLANNELS

GROWING PRESENCE ACROSS SOCIAL MEDIA DRIVES BRAND AWARENESS & SALES

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379K+

Followers

Across Instagram, Facebook & TikTok

Up 20%+ YoY[1]

TikTok

166.8M+

Social Audience

Reached by Content Posted by Key Opinion Leaders (KOLs)[2]

Includes Celebrities, Fashion Models & Influencers Around the World Who Recognize & Wear Our Brand

4B+

Unique Visitors

Per Month Globally (UVPM)[3]

Across all global digital media coverage.



10:13
perfectmomentsports
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2,082 posts
356K followers
363 following
ASPEN

The Numbers Show Perfect Moment to be One of the World's Most Followed Luxury Brands

1) As of March 25, 2024. Additional presence on the company's YouTube channel.
2) Total combined followers of celebrities, influencers, models, media publications, and fashion industry notables who organically posted about the brand during Q3 FY2024 ended Dec. 31, 2023, in U.S. & U.K. See company's full definition of Key Opinion Leaders (KOLs) and data sources in Appendix.
3) Combined sum of UVPMs reached by all global digital media coverage achieved in Q3 FY2024 ended Dec. 31, 2023.

MAJOR PRESS COVERAGE DRIVING BRAND AWARENESS

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WSJ


Condé Nast
Traveller
FASHION & BEAUTY GUIDE 2016

CONDÉ NAST TRAVELER


FINANCIAL TIMES
Snow business: how a former financier shook up ski style

FINANCIAL TIMES


Forbes
Perfect Moment Teams Up With DL1961, Launches Denim Skiwear That 'Withstands Forces Of Nature'

FORBES


Let Jackie Kennedy Teach You How to Ski in Style

VOGUE


STYLE
The white stuff

STYLE


FASHION
THE WEEK'S MANIFESTO

GRAZIA


TIMES2
Bin the bikini, you'll want a wetsuit

SUNDAY TIMES


Why the real men's style icons were made on the slope, from Robert Redford to Prince Charles

THE TELEGRAPH


ONPISTE
POLE POSITION

ON PISTE


Chic Ski Gear To Shop This Season

HARPER'S BAZAAR


ASPEN
STATE of the ARTS

ASPEN MAGAZINE


WWD
Perfect Moment Partners With DL1961 on Sustainable Denim Capsule

WWD



FOX BUSINESS


NBC
ACCESS HOLLYWOOD
Nick Jonas Has Snowball Fight w/ Wife Priyanka Chopra On Aspen Vacation With Daughter Malti Marie

ACCESS HOLLYWOOD


Us
Nick Jonas and Priyanka Chopra Snapped in Luxury Ski Brand Perfect Moment in Aspen

US WEEKLY


How skiwear got cool again

THE TIMES


FAST COMPANY
Priyanka Chopra Jonas and Nick Jonas are making their first fashion investment but the brand may surprise you

FAST COMPANY

These publications have not endorsed the Company or its products or recommended the purchase of any of its securities.

MODERN LUXURY ASPEN MAGAZINE

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Top luxury fashion publication with 50K print subscribers and 1.1M digital readers monthly.

COVER PAGE

Kate Love wearing exclusively Perfect Moment on front cover of Modern Luxury Aspen Holiday 2023/Winter 2024 issue.

INSIDE

Eight-page fashion feature with Kate Love styled in Perfect Moment's autumn/winter 2023 (AW23) collection.

Two-page profile feature of Jane Gottschalk, Perfect Moment's co-founder & chief creative officer.

Link to free online digital edition here.


MODERN LUXURY
ASPEN
MAGAZINE
HOLIDAY 2023/WINTER 2024
SKI SCHOOL
An Inside Guide to Hut Trips, Backcountry Skiing & Getting the Most Out of Your Private Lesson
IN PERFECT FORM
The Latest Looks Made for the Mountain
The People, Performances & Galleries to Know Now
STATE of the ARTS






A PERFECT DAY



REACHING NEW AUDIENCES THROUGH PARTNERSHIPS

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BOSS
HUGO BOSS

BOSS x PERFECT MOMENT CAPSULE COLLECTION

Fuses BOSS's casual aesthetic with Perfect Moment's technical skiwear expertise.


SOHO HOUSE

PARTNERED WITH SOHO HOUSE & CO.

Global hotel chain and group of private clubs with over 1.4M Instagram followers and 237,000+ members represented by the media, arts & fashion industries.

FINANCIAL PERFORMANCE

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eCommerce sales up **28%** to record **$5.8M** for FY9M-24 despite. Decline in wholesale part of industry-wide trend last year that is now recovering.

ANNUAL REVENUE GROWTH

USD Millions



Wholesale
eCommerce
55% CAGR
FY21-FY23
$9.7
$5.6
$4.1
$16.4
$8.5
$8.0
$23.4
$14.9
$8.6
FY21
FY22
FY23

Fiscal Years Ended March 31

9-MONTH REVENUE

USD Millions



Wholesale
eCommerce
$19.4
$14.9
$4.5
$19.6
$13.8
$5.8
9M-FY23
9M-FY24

9-Months Ended Dec. 31

GROSS MARGIN EXPANSION

Gross Profit Percentage of Revenue



30.1%
34.4%
39.0%
Up 2.4 ppts 9M FY24 vs 9M FY23
FY22
FY23
9M FY24

Fiscal Years Ended March 31
9-Months Ended Dec. 31

FISCAL Q3 & 9M 2024 FINANCIAL HIGHLIGHTS

Three- and Nine-Month Periods ended Dec. 31, 2023. All comparisons are to the same year-ago period unless otherwise noted.

Highlights

- **Fiscal Q3 net income of $1.2 million,** or $0.23 per basic share and $0.08 per diluted share.
- **Income growth** driven by eCommerce sales up 23% to record $3.8 million.
- **Record fiscal 9-month** revenue at $19.6 million, reflecting growing brand awareness generated by major media wins.
- **Strengthened balance sheet** from recent IPO, enabling acceleration in marketing, strategic product line expansion and other growth initiatives.

Fiscal Q3 2024

- **Total revenue** of $12.7M, with eCommerce sales up 23% to record $3.8M.
- **Net income** of $1.2M, or $0.08 per diluted share vs, $3.3M or $0.24 per diluted share.
- **Adj. EBITDA,** a non-GAAP metric, was $1.7M vs. $4.1 million.[1]
- Cash, cash equivalents and restricted cash totaled $3.5M at Dec. 31, 2023.

Subsequent to quarter end: Pro forma cash position on Feb. 8, 2024, including IPO net proceeds, totaled $9.8M, and **no long-term debt.**

Fiscal Nine Months 2024

- Total revenue up 1% to a record $19.6M, with eCommerce sales up 28% to record $5.8M.
- Gross margin increased to 39.0% from 36.6%.
- Total operating expenses decreased 24% to $9.9M.
- Net loss of $3.0M or $(0.58) per basic share vs. net loss $7.8M or $(1.64) per basic share.

1) See company's definition and use of adjusted EBITDA and its reconciliation to GAAP in the Appendix

GROWTH DRIVERS & STRATEGIES



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FOCUS ON REFINING PRODUCT MIX, DRIVING DEMAND IN THE USA & IMPROVING GROSS MARGIN

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Product Strategy

Broaden Product Offering



Market Strategy

Pursue International Expansion and Enter New Markets



Channel Strategy

Grow Sales Channels While Establishing Directly Operated Retail


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STREAMLINE SKI WHILE BROADENING PRODUCT OFFERING ACROSS NEW CATEGORIES

Outerwear

Broaden outerwear range and introduce lighter product extending season.



Lifestyle

Bringing our customer off the slopes.



Accessories

Introducing more accessories and bags to extend Fall & Winter Seasons.



PURSUE INTERNATIONAL EXPANSION & ENTER NEW MARKETS

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Grow US Market

Grow wholesale relationships, launch retail and invest in Direct-to-Consumer (D2C).


GORSUCH
Est. 1962

Optimize Europe

Offer market-specific languages, currency and content.


EINFÜHRUNG
IN DEN HERBST

Expand Asia, including China

D2C via local partners.


天猫
TMALL.COM

GROW SALES CHANNELS WHILE ESTABLISHING PHYSICAL RETAIL

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Accelerate Digital

Enhance the customer experience by focusing on mobile as the dominant growth channel.


NEW SEASON STARTS NOW

Pop Ups

In strategic ski-resorts, provide a luxury in-store experience that reflects the character of the brand.



Retail

Directly operated in cities providing our community a home for the brand and act as a beacon for new or potential customers.



MARGIN STRATEGY

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INCREASE GROSS MARGINS ACROSS THREE KEY AREAS

PRICE

- Revise Price Upwards
- Reduce Promotional Activity

PRODUCT

- Fewer Complex Pieces
- Optimize Product Range

SUPPLY CHAIN

- Modify Supplier Base
- Reduce Cross Borders Costs
- Shift More To D2C



KEY TAKEAWAYS

- Unique positioning at the intersection between luxury & technical skiwear.
- Huge global fan & celebrity brand following.
- Large & fast-growing global markets.
- Passionate, talented and experienced executive team.
- eCommerce sales ramping.
- Expanding into larger luxury outerwear market.
- Successful IPO eliminated long-term debt & provided significant growth capital.

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NYSE American | **PMNT**



CONTACT US

HQ

Perfect Moment LTD
07 Canalot Studios
222 Kensal Road
London W10 5BN
United Kingdom
Tel: +44 (0) 204 558 8849
www.perfectmoment.com

COMPANY CONTACT

Jeff Clayborne
Chief Financial Officer
Perfect Moment
Tel +44 (0)204 558 8849
press@perfectmoment.com

INVESTOR RELATIONS

Ron Both or Grant Stude
CMA Investor Relations
Tel +1 949 432 7566
PMNT@cma.team

MEDIA RELATIONS

Margaret Short
Carfrae Consulting
Tel +1 646 590 1325
margaret@carfraeconsulting.com
www.carfraeconsulting.com


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Appendix



TEAM WITH EXTENSIVE EXPERIENCE ACROSS LUXURY, FASHION, SPORTS & D2C



Max Gottschalk
Co-founder & Chairman

- Gottex Fund Management
- Vedra Partners



Jane Gottschalk
Co-founder &
Chief Creative Officer, Director

- Cheyne Capital
- jax coco



Mark Buckley
Chief Executive Officer,
Director

- M&S EST. 1884
- Burberry
- Rapha



Jeff Clayborne
Chief Financial Officer

- Walt Disney
- Universal Music Group
- Sondors
- KPMG



Tracy Barwin
Independent Director

- Uniqlo
- Nike
- Hunter



Andre Keijers
Independent Director

- CME Group
- Gottex Fund Management
- Vedra Partners
- Kempen
- Van Lanschot Kempen



Berndt Hauptkorn
Independent Director

- Chanel
- BCG Boston Consulting Group
- Uniqlo
- Bally
- JAB Holding Company



Tim B. Nixdorff
Independent Director

- rag & bone New York
- Galvan London
- Neon Equity
- Bejond
- United Digital Group

CAPITALIZATION TABLE

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	Shares	Weighted Average Price (USD)
Common Stock (3/20/24)	15,653,449	
Restricted Stock Units	225,000	$4.10
Options	1,706,550	$3.74
Warrants	66,700	$7.50
Total Shares Outstanding Fully Diluted	**17,651,699**	

PRO FORMA BALANCE SHEET

Subsequent to the end of the company's third fiscal quarter ended December 31, 2023, it generated net proceeds totaling $6.4 million from the sale of common stock in its IPO on February 8, 2024, and converted all outstanding convertible debt obligations into equity as part of the IPO.

The company's pro forma cash position after the completion of the IPO was $9.8 million and its proforma working capital was $11.3 million.

The pro forma balance sheet gives effect to the automatic conversion, in connection with the closing of the IPO, of:

- All of our outstanding shares of Series A convertible preferred stock into 5,323,782 shares of common stock
- Series B convertible preferred stock into 1,189,998 shares of common stock
- $10 million in principal amount plus accrued interest in the amount of $2 million per the outstanding notes into an aggregate of 2,497,267 shares of common stock at 80% of the initial public offering price at $6.00 per share.

It also give effect to the issuance and sale of 1,334,000 shares of common stock from the IPO at $6.00 per share, resulting in net proceeds to the company of $6.4 million.

Pro Forma Balance Sheet Information at December 31, 2023
(Amounts in thousands, except share & per share data, unaudited)

	Actual		Pro Forma	
Assets				
Current assets:				
Cash and cash equivalents	$	3,370	$	9,796
Restricted cash		173		173
Other current assets		7,916		7,916
Total current assets		11,459		17,885
Deferred offering costs		923		-
Other non-current assets		702		702
Total non-current assets		1,625		702
Total Assets	$	13,084	$	18,587
Liabilities and Shareholders' (Deficit)/Equity				
Current liabilities:				
Trade payables	$	2,068	$	2,068
Accrued expenses		2,900		2,900
Trade finance facility		999		999
Convertible debt obligations		11,862		-
Operating lease obligations, current portion		66		66
Unearned revenue		505		505
Total current liabilities		18,400		6,538
Non-current liabilities:				
Operating lease obligations, long-term portion		15		15
Total non-current liabilities		15		15
Total Liabilities		18,415		6,553
Shareholders' (deficit)/equity:				
Common shares; $0.0001 par value; 5,233,402 shares issued and outstanding as of December 31, 2023 and 15,578,449 shares on a Pro Forma basis		-		1
Series A and Series B convertible preference shares; $0.0001 par value; 6,513,780 shares issued and outstanding as of December 31, 2023 and 0 shares on a Pro Forma basis		1		-
Additional paid-in capital		38,107		55,472
Accumulated other comprehensive income		(204)		(204)
Accumulated deficit		(43,235)		(43,235)
Total shareholders' (deficit)/equity		(5,331)		12,034
Total Liabilities and Shareholders' (Deficit)/Equity	$	13,084	$	18,587

SOCIAL MEDIA PRESENCE EXPANSION IN Q3 FY2024

QUARTER ENDED DEC. 31, 2023

Total followers across social media platforms, including Instagram, Facebook & TikTok:

- Exceeded 343,000 by quarter-end up nearly 20% since the end of the same year-ago quarter.
- As of March 25, 2024: 379,000+.
- Making Perfect Moment one of the world's most followed luxury brands.

Social Media Follower Growth


285.0K
343.0K
379.0K
Q3 FY22
Q3 FY23
Mar. 2024

TikTok

Total social audience reached by content posted by U.S. and U.K. key opinion leaders (KOLs) about Perfect Moment:

- **Totaled 166.8 million+ in Q3 FY24.**

  Represents the total combined followers of the celebrities, influencers, models, media publications, and fashion industry notables who organically posted about the brand during the quarter in the U.S. & U.K.

- **Total number of global unique visitors per month (UVPM) reached 4 billion+ in Q3 FY24.**

  Represents combined sum of UVPM reached by all global digital media coverage achieved during the quarter.

1) See company's definition of KOLs and data sources in the Appendix.

DEFINITION OF KEY OPINION LEADERS

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The company defines a key opinion leader (KOL) as a person who is considered an expert on a certain topic and whose opinions are respected by the public due to their trajectory and the reputation they have built.

KOLs are typically identified by their reach, social media following and stature.

Perfect Moment's KOLs may include but is not limited to celebrities, social media influencers, fashion models, contributors to media publications, and noted members of the fashion industry.

There is no official listing or accreditation of KOLs, so the term is subjective, and therefore the list and definition may vary from company to company.

The source of the KOLs, social media and audience reach statistics provided in this presentation are from reports generated by the Company's public relations firm. No reliance should be made upon their accuracy or timeliness.


KOL
KEY OPINION LEADER

USE OF NON-GAAP MEASURES (ADJUSTED EBITDA)

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In addition to results under generally accepted accounted principles ("GAAP"), Perfect Moment (the "Company") presents adjusted EBITDA as a supplemental measure of the company's performance. However, adjusted EBITDA is not a recognized measurement under GAAP and should not be considered as an alternative to net income, income from operations or any other performance measure derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of liquidity.

The Company defines adjusted EBITDA as net income (loss), plus interest expense, depreciation and amortization, stock-based compensation, financing costs and changes in fair value of derivative liability.

Management considers the Company's core operating performance to be that which its managers can affect in any particular period through their management of the resources that affect the Company's underlying revenue and profit generating operations that period. Non-GAAP adjustments to the Company's results prepared in accordance with GAAP are itemized below.

You are encouraged to evaluate these adjustments and the reasons the company considers them appropriate for supplemental analysis. In evaluating adjusted EBITDA, you should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in this presentation. The Company's presentation of adjusted EBITDA should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items.

	For the Three Months Ended		For the Nine months ended	
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net income / (loss), as reported	$ 1,204	$ 3,267	$ (2,980)	$ (7,838)
Adjustments:				
Interest expense	403	489	1,169	1,411
Stock compensation expense	4	(191)	18	3,890
Amortization of pre-paid marketing	-	371	185	1,113
Depreciation and amortization	138	138	437	408
Income tax benefit	-	-	-	-
Total EBITDA adjustments	545	807	1,809	6,822
Adjusted EBITDA	**$ 1,749**	**$ 4,074**	**$ (1,171)**	**$ (1,016)**

The Company presents adjusted EBITDA because it believes it assists investors and analysts in comparing the company's performance across reporting periods on a consistent basis by excluding items that the company does not believe are indicative of its core operating performance. In addition, the Company uses adjusted EBITDA in developing its internal budgets, forecasts, and strategic plan; in analyzing the effectiveness of the Company's business strategies in evaluating potential acquisitions; and in making compensation decisions and in communications with its board of directors concerning the company's financial performance. Adjusted EBITDA has limitations as an analytical tool, which includes, among others, the following:

- Adjusted EBITDA does not reflect the Company's cash expenditures, or future requirements, for capital expenditures or contractual commitments;
- Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company's working capital needs;
- Adjusted EBITDA does not reflect future interest expense, or the cash requirements necessary to service interest or principal payments, on the Company's debts; and
- Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and the adjusted EBITDA does not reflect any cash requirements for such replacements.